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(JOHN HANCOCK(R) LOGO)                                                               JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK ANNUITIES                                                                   P.O. Box 9505, Portsmouth, NH 03802-9505
                                                                   Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                       Venture(R) Frontier                       800-344-1029 www.jhannuities.com
                                                                                                Home office: Bloomfield Hills, MI

                                         VARIABLE ANNUITY APPLICATION (Revised on 01/11)

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

1 PRODUCT ELECTION
                   [ ] VENTURE FRONTIER [X} VENTURE FRONTIER WITH FLEX ACCESS 2 CONTRACT TYPE AND FUNDING (complete A & B)

  A. CONTRACT TYPE [ ] Nonqualified      [X] Traditional IRA      [ ] Roth IRA      [ ] SEP IRA      [ ] SIMPLE IRA
                   [ ] Individual 401(k) [ ] Inherited/Beneficiary IRA (Optional death benefits and  [ ] Other___________________
                                                                       living benefit riders not permitted.)
  -------------------------------------------------------------------------------------------------------------------------------
  B. FUNDING       [X] CHECK ENCLOSED  $100,000 (Payable to John Hancock Life Insurance Company (U.S.A.))
  MINIMUM $25,000  [ ] WIRE FROM BANK* $_______
                       ----------------------------------------------------------------------------------------------------------
                   [ ] TRANSFER/EXCHANGE* $____________________      SELECT ONE:
                       *Please see Forms Booklet or jhannuities.com  [ ] 1035 Exchange [ ] Direct Transfer
                        for instructions                             [ ] Rollover      [ ] Mutual Fund / CD / Other
                                                                     [ ] Roth IRA Conversion
3 OWNER (oldest)

  John X. Doe                                                                      [X] Male [ ] Female [ ] Trust/Entity
  Name (First, Middle, Last or Name of Trust/Entity)

  03/13/1956                   111-XX-1111                                         JXD@home.com
  Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number           EMAIL

  1 Main St.                                                                       Anytown, MA 02210
  Mailing Address                                                                  City, State, Zip

  ______________________________________________________________________________   123
  Residential Address (Required if different from mailing or address is PO Box)    Client Brokerage Account Number

  CO-OWNER

  ______________________________________________________________________________   [ ] Male [ ] Female
  Name (First, Middle, Last or Name of Trust/Entity)

  __________________________   _________________________________________   ______________________________________________________
  Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   EMAIL

  ______________________________________________________________________________   ______________________________________________
  Mailing Address                                                                  City, State, Zip

  ______________________________________________________________________________
  Residential Address (Required if different from mailing or address is PO Box)

4 ANNUITANT (if different from owner)

  ______________________________________________________________________________   [ ] Male [ ] Female
  Name (First, Middle, Last or Name of Trust/Entity)

  __________________________   _________________________________________   ______________________________________________________
  Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   EMAIL

  ______________________________________________________________________________   ______________________________________________
  Mailing Address                                                                  City, State, Zip

  ______________________________________________________________________________
  Residential Address (Required if different from mailing or address is PO Box)

  CO-ANNUITANT (if different from co-owner)

  ______________________________________________________________________________   [ ] Male [ ] Female
  Name (First, Middle, Last or Name of Trust/Entity)

  __________________________   _________________________________________   ______________________________________________________
  Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   EMAIL

  ______________________________________________________________________________   ______________________________________________
  Mailing Address                                                                  City, State, Zip

  ______________________________________________________________________________
  Residential Address (Required if different from mailing or address is PO Box)


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                                                [Venture(R) Frontier] Application
5 BENEFICIARIES

  If a co-owner was selected in Section 2, the surviving owner will be the primary beneficiary.    THE PRIMARY BENEFICIARIES AND
  Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the      CONTINGENT BENEFICIARIES MUST
  owner. If you wish to restrict the death payment options for any of the beneficiaries listed     EACH EQUAL 100% OF PROCEEDS.
  below, please complete the Restricted Beneficiary Payout form located in our forms booklet or    PLEASE USE WHOLE PERCENTAGES
  on www.jhannuities.com.                                                                          ONLY.

                                                DATE            MALE                                STATE
                SOCIAL SECURITY/    % OF        OF BIRTH        FEMALE OR           RELATIONSHIP    (where     BENEFICIARY
  NAME          TAX ID NUMBER       PROCEEDS    (mm/dd/yyyy)    TRUST/ENTITY        TO OWNER        living)    ROLE
  ----------    ----------------    --------    ------------    ----------------    ------------    -------    ------------------
1 First Jane                                                    [ ] Male                                       [X] Primary
                222-XX-2222           100%      11/10/1957      [X] Female          Spouse          MA         [ ] Contingent
  Last  Doe                                                     [ ] Trust/Entity

2 First                                                         [ ] Male                                       [ ] Primary
                                                                [ ] Female                                     [ ] Contingent
  Last                                                          [ ] Trust/Entity

3 First                                                         [ ] Male                                       [ ] Primary
                                                                [ ] Female                                     [ ] Contingent
  Last                                                          [ ] Trust/Entity

4 First                                                         [ ] Male                                       [ ] Primary
                                                                [ ] Female                                     [ ] Contingent
  Last                                                          [ ] Trust/Entity

5 First                                                         [ ] Male                                       [ ] Primary
                                                                [ ] Female                                     [ ] Contingent
  Last                                                          [ ] Trust/Entity

6 First                                                         [ ] Male                                       [ ] Primary
                                                                [ ] Female                                     [ ] Contingent
  Last                                                          [ ] Trust/Entity

  NOTE: TO NAME ADDITIONAL BENEFICIARIES, PLEASE USE THE SPACE IN SPECIAL INSTRUCTIONS (SECTION 9).

6 OPTIONAL RIDERS AND BENEFITS

  OPTIONAL BENEFIT RIDERS CANNOT BE CANCELLED   LIVING BENEFIT RIDERS                     *    For nonqualified registrations
  ONCE ELECTED. CERTAIN RESTRICTIONS APPLY;                                                    (Section 2A), the spouse must be
  SEE PROSPECTUS FOR DETAILS.                   PLEASE CHOOSE ONLY ONE RIDER:                  either the co-owner (Section 3)
                                                                                               or sole primary beneficiary
                                                [ ] INCOME PLUS FOR LIFE                       (Section 5). For qualified
                                                                                               registrations (Section 2B), the
                                                [X] INCOME PLUS FOR LIFE-JOINT LIFE*           spouse must be the sole primary
                                                                                               beneficiary (Section 5).
                                                [ ] DEATH BENEFIT RIDER

                                                [X] ANNUAL STEP-UP DEATH BENEFIT


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                                                Venture(R) Frontier Application

7 A. INITIAL INVESTMENT OPTIONS

              INVESTMENT OPTIONS IF                                                              INVESTMENT OPTIONS IF
          NO LIVING BENEFIT IS ELECTED                                                          LIVING BENEFIT IS ELECTED
  -------------------------------------------                                       ---------------------------------------------
             Lifestyle Balanced (1, 2)                           100%                         Lifestyle Balanced PS(1, 2)
           Lifestyle Conservative (1, 2)                      ______%                       Lifestyle Conservative PS(1, 2)
               Lifestyle Growth (1, 2)                        ______%                          Lifestyle Growth PS(1, 2)
              Lifestyle Moderate(1, 2)                        ______%                          Lifestyle Moderate PS(1, 2)
             Ultra Short Term Bond(2)                         ______%                         Ultra Short Term Bond PS(2)

                                    100% TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)

     (1)  John Hancock Asset Management

     (2)  John Hancock Asset Management (North America)

     ____________________________________________________________________________________________________________________________
            [______% 6 Month DCA Fund                                                         ______% 12 Month DCA Fund ]

  B. DOLLAR COST AVERAGING INSTRUCTIONS

     Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more portfolios listed below. Automatic transfers run until the Source Fund has been depleted.

     START DATE   [ ] IMMEDIATE   OR         [ ] 30 DAYS FROM ISSUE   OR        [ ] ______* DAY OF MONTH (1-28)
                                                 (DEFAULT IF NONE SELECTED)
                      If the transfer day is a weekend, holiday or the 29th - 31st, then the transfer will occur on the next business day.

                    * If funds are received after the requested start date, transfers will begin on the requested day of the following month.

     SOURCE FUND      [[ ] 6 MONTH DCA FUND          OR       [ ] 12 MONTH DCA FUND      OR ]
     (Selected in 7A)  [ ] VARIABLE PORTFOLIO _______________________________________________

     MONTHLY TRANSFER AMOUNT $__________________

     DESTINATION FUND(S) AND % TO ALLOCATE

     _____% _________________________________              _______% _________________________________
     _____% _________________________________              _______% _________________________________
     _____% _________________________________              _______% _________________________________
     _____% _________________________________              _______% _________________________________
     _____% _________________________________              _______% _________________________________
     _____% _________________________________              _______% _________________________________

                                            100% TOTAL DCA OPTIONS (MUST EQUAL 100%)


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                                                 Venture(R) Frontier Application

8 ADDITIONAL STATE DISCLOSURES

  Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

  NOTICE: State insurance laws may prohibit the owner of an annuity from entering into any agreement to sell, transfer or assign an annuity contract prior to the date the contract was issued, or within a period of time specified by state law after the date the contract was issued. You should consult with legal advisors if you have any questions about these matters.

9 ACKNOWLEDGMENTS/SIGNATURES

  STATEMENT OF APPLICANT: I/We agree that the contract I/we have applied for shall not take effect until the later of: (1) the issuance of the contract or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

  (a) [ ] YES   [X] NO   Is the annuitant or owner an active member of the U.S. Armed Forces?
                         If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure"
                         form (available on www.jhannuities.com). This product is not specifically designed for or marketed to active duty military personnel. Applications not complying with our military sales procedures will not be accepted.

  (b) [ ] YES   [X] NO   Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

  (c) [ ] YES   [X] NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

                         If you answered "YES" to either questions b or c, please complete below and attach a state replacement form (if applicable). Please see reference guide in the forms booklet.

                         ISSUING COMPANY:   [ ] ANNUITY    [ ] LIFE INSURANCE

                         __________________________________________________________   ___________________________________________
                         Name of Issuing Company                                      Contract Number

  SPECIAL INSTRUCTIONS:

  Please use this space to name additional beneficiaries or to provide any additional instructions.

  _______________________________________________________________________________________________________________________________

  _______________________________________________________________________________________________________________________________

  _______________________________________________________________________________________________________________________________

  _______________________________________________________________________________________________________________________________

  _______________________________________________________________________________________________________________________________

  _______________________________________________________________________________________________________________________________

  _______________________________________________________________________________________________________________________________

  _______________________________________________________________________________________________________________________________

  _______________________________________________________________________________________________________________________________


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                                                 Venture(R) Frontier Application

9 ACKNOWLEDGMENTS/SIGNATURES (CONTINUED)

  -    I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS UNDER ONE OF THE FOLLOWING FORMATS:

       A.   On compact disc (the "CD Prospectus"). I/We acknowledge that:

                 (i)   I/we have access to a personal computer or similar device;

                 (ii)  I/we have the ability to read the CD Prospectus using that technology; and

                 (iii) I/we understand that there may be costs associated with using and maintaining that technology and
                       I/we am/are willing to incur any such costs.

            I/We understand that a copy of the CD Prospectus may be retained indefinitely by printing it or saving a copy to a computer or similar device. I/we understand that this acknowledgement relates to my/our receipt of the CD Prospectus and that a printed paper copy of the Prospectus for this variable annuity will be sent to me/us with my/our
            Contract. I/we understand that Prospectus supplements, other amended/updated Prospectuses and other documents related to this variable annuity will be sent to me/us in printed paper format in the future, including the
            Prospectus that will be delivered with my/our Contract, unless I/we otherwise elect to receive such documents in electronic format. I/We understand that we also may request a current Prospectus for this variable annuity in printed paper format at any time, without charge, by calling 800-344-1029.

       B.   In printed paper format.

  -    I/We confirm a review of my/our investment objectives,    -    I/We understand that unless I/we elect otherwise, the
       tax, liquidity, and financial statuses was offered to          Maturity Date will be the later of the first of the
       me/us.                                                         month following the Annuitant's 95th birthday, or 10
                                                                      years from the Contract Date (IRAs and certain qualified
  -    I/We have read the applicable fraud statement contained        retirement plans may require distributions to begin by
       in the State Disclosures Section.                              age 70 1/2).
                                                                      Alternate Maturity Date ________________.

  -    To the best of my knowledge and belief, the statements    -    I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES
       in this application are true and complete.                     PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE
                                                                      INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS
  -    I/We am/are either a citizen or resident alien of the          ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR
       United States of America.                                      AMOUNT.


SIGN HERE   OWNER:                       _______________________________________   ___________________________   ________________
                                         Signature                                 City, State (signed in)       Date


SIGN HERE   CO-OWNER:                    _______________________________________   ___________________________   ________________
                                         Signature                                 City, State (signed in)       Date


SIGN HERE   ANNUITANT:                   _______________________________________   ___________________________   ________________
            (If different from owner)    Signature                                 City, State (signed in)       Date


SIGN HERE   CO-ANNUITANT:                _______________________________________   ___________________________   ________________
            (If different from co-owner) Signature                                 City, State (signed in)       Date

10 FINANCIAL ADVISOR INFORMATION

   A. CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT AND I HAVE DETERMINED THAT
      THE ANNUITY CONTRACT APPLIED FOR IS A SUITABLE INVESTMENT FOR THE APPLICANT.

      [ ] YES [X] NO   Does the annuitant or owner have existing individual life insurance policies or annuity contracts?
      [ ] YES [X] NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

   B. OPTION   [ ] A   [ ] B1   [ ] B2   [ ]  C   (If left blank, option will default to your firm's Selling Agreement.)

   C. FINANCIAL ADVISOR (PRIMARY)

          100%         Fred Q. Agent                           617-XXX-0000               9871
          Percentage   Printed Name                            Telephone Number           State License ID

          ABC Financial Advisor                  4321                              fqagent@ABCFin.com
          Broker/Dealer Firm                     Broker/Dealer Rep Number          Email Address


SIGN HERE ______________________________________________________________________
          Signature

   D. FINANCIAL ADVISOR (SECONDARY)

          __________%  _____________________________________   ________________________   _______________________________________
          Percentage   Printed Name                            Telephone Number           State License ID

          ____________________________________   _______________________________   ______________________________________________
          Broker/Dealer Firm                     Broker/Dealer Rep Number          Email Address


SIGN HERE ______________________________________________________________________
          Signature


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